Regulatory Matters	12 Months Ended
Dec. 31, 2017
Regulatory Matters [Abstract]
Regulatory Matters

NOTE 2- REGULATORY MATTERS

Regulatory Matters:

From May 2011 until 2014, the Holding Company and CFBank each were subject to Cease and Desist Orders (the “Holding Company Order” and the “CFBank Order”, respectively, and collectively, the “Orders”) with the FRB, as successor to the Office of Thrift Supervision (the “OTS”) as the primary regulator of the Holding Company and CFBank.  The Orders imposed significant directives applicable to the Holding Company and CFBank, including requirements that we maintain heightened capital levels, reduce the level of our classified and criticized assets, achieve growth and operating metrics in line with an approved business plan, and comply with restrictions on brokered deposits and on certain types of lending and prohibitions on dividends and repurchases of our capital stock.

The OCC released and terminated the CFBank Order effective as of January 23, 2014.  On May 15, 2014, the FRB announced the termination of the Holding Company Order, effective as of May 9, 2014.  Notwithstanding the termination of the Holding Company Order, the Holding Company was required to continue to adhere to certain requirements and restrictions based on commitments made to the FRB in connection with the termination of the Holding Company Order.  These commitments required the Holding Company, among other things, to continue to implement certain actions in accordance with the capital plan previously submitted to the FRB; not declare or pay dividends on its stock, purchase or redeem its stock, or accept dividends or other capital distributions from CFBank without the prior written approval of the FRB; not incur, increase or guarantee any debt without the prior written consent of the FRB; and provide prior written notice to the FRB with respect to certain changes in directors and senior executive officers.  The foregoing commitments remained in place until January 8, 2016.

Although we are no longer subject to the Orders or the regulatory commitments made following the release of the Orders, we remain subject to extensive supervision and regulation by our regulators and it is possible that regulatory compliance expenses could continue to have an adverse impact on us in the future.

Dividend Restrictions:

The ability of the Holding Company to pay dividends on its outstanding stock is generally dependent upon the receipt of dividends and other distributions from CFBank.  The Holding Company is a legal entity that is separate and distinct from CFBank, which has no obligation to make any dividends or other funds available for the payment of dividends by the Holding Company.  The Holding Company also is subject to various legal and regulatory policies and guidelines impacting the Holding Company’s ability to pay dividends on its stock.  In addition, the Holding Company’s ability to pay dividends on its stock is conditioned upon the payment, on a current basis, of quarterly interest payments on the subordinated debentures underlying the Company’s trust preferred securities.

Effective October 6, 2017, all of its outstanding shares of Series B Preferred Stock were converted into shares of Common Stock of the Company.  The conversion of the Series B Preferred Stock resulted in the elimination of the non-cumulative preferred dividend payments on the Series B Preferred Stock beginning with the 4th quarter of 2017.  See Note 17 to our consolidated financial statements included in this annual report for additional information regarding the conversion of the Series B Preferred Stock.